Exhibit 10(e)
_____________

                  FIRST AMENDMENT TO THE GENERAL
             PARTNERSHIP AGREEMENT OF TWC ELEVEN, LTD.


     This First Amendment to the General Partnership Agreement of TWC ELEVEN, LTD., a Florida general partnership, is entered into effective as of the 19th day of June, 1987, by and between TWC FOURTEEN, LTD., a Florida limited partnership, as General Partner ("TWC FOURTEEN"), and BAYPORT, LTD., a Florida general partnership, as General Partner ("BAYPORT"),

                       W I T N E S S E T H:

     WHEREAS, TWC FOURTEEN and BAYPORT are parties to that certain Limited Partnership Agreement dated October 30, 1983, as amended by Amended and Restated Limited Partnership for TWC ELEVEN, LTD., dated October 30, 1984, as amended by Amended and Restated Agreement of Limited Partnership for TWC ELEVEN, LTD., dated effective as of May 28, 1985, and as converted to a general partnership pursuant to
Section 7.07 of the aforesaid Amended and Restated Agreement by that certain General Partnership Agreement of TWC ELEVEN, LTD., dated August 29, 1985 ("Hotel Partnership Agreement"), all of which pertain to that certain Hyatt hotel situate in Hillsborough County, Florida, more particularly described therein ("Hotel Partnership");

     WHEREAS, a Certificate of Limited Partnership for TWC ELEVEN, LTD., was executed as of December 1, 1983, a First Amendment to Certificate of Limited Partnership was executed as of October 30, 1984, a Second Amendment to Certificate of Limited Partnership was executed as of April 15, 1985, a Third Amendment to Certificate of Limited Partnership was executed on May, 1985, and a Certificate of Voluntary Cancellation of the Limited Partnership was executed as of July 15, 1985;

     WHEREAS, subsequent to the voluntary cancellation of the Limited Partnership Certificate as described above, TWC ELEVEN,
LTD., was continued and is operating as a Florida General
Partnership;

     WHEREAS, contemporaneous with the signing of this First Amendment to the Hotel Partnership Agreement the relevant parties thereto are signing a certain First Amendment to that certain Amended and Restated Limited Partnership Agreement of TWC TEN, LTD., dated as of May 25, 1985, as signed by its general partners TWC TEN, INC., JACK WILSON and BAYPORT ("Office Partnership Agreement") which is an amendment to and restatement of the Limited Partnership Agreement of TWC TEN, LTD., dated December 30, 1985, as amended by First Amendment to Limited Partnership dated June 29, 1983, Second Amendment to Limited Partnership dated October 30, 1984, and Third Amendment to Limited Partnership dated April 15, 1985, all of which pertain to that certain office building contiguous to the Hyatt hotel situate in Hillsborough County, Florida, more particularly described therein ("Office Partnership"); and

     WHEREAS, the parties hereby desire to amend the Hotel Partnership Agreement for the purpose of providing for the disbursement of Additional Shortfall Loans or Shortfall Loans as described in the Hotel Partnership Agreement, as amended hereby, distribution of Net Cash Flow and Capital Proceeds, and the reallocation of Partnership Interests between the parties hereto.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree to amend the Hotel Partnership Agreement as follows:

     1. Except as expressly modified herein, all of the terms, conditions, representations, and warranties set forth in the Hotel Partnership Agreement are hereby ratified and confirmed effective as of the date hereof. All capitalized terms as used herein shall have the same meaning as described in the Hotel Partnership Agreement unless expressly defined herein. All reference in the Hotel Partnership Agreement to General Partner shall hereinafter mean TWC FOURTEEN and to Limited Partner shall hereinafter mean BAYPORT. Reference herein to Wilson General Partners and Wilson Partners shall have the same meaning as described in the Office Partnership Agreement.

     2. The parties hereby acknowledge that BAYPORT has previously exercised its rights under the provisions of Section 7.07 of the Hotel Partnership Agreement to effect the conversion of TWC ELEVEN, LTD., from a Limited Partnership to a General Partnership. All of the terms and provisions of Section 7.07 as it applies to such conversion have been in effect as of the date of the conversion as described above.

     3.   The term "Partnership Interest" as defined in Section
1.01 of the Hotel Partnership Agreement is hereby modified to reflect that BAYPORT shall have a ninety-two and one-half percent (92.5%) interest and TWC FOURTEEN shall have a seven and one-half percent (7.5%) interest in the Hotel Partnership. The interest in the Hotel Partnership of TWC FOURTEEN shall only be adjusted in the event of a material default as described in Section 4.03(c)(x) herein.

     4. Section 3.01 of the Hotel Partnership Agreement is modified by providing that the Hotel Partnership shall be managed by TWC FOURTEEN and BAYPORT in accordance with the terms as set forth in the Hotel Partnership Agreement.

     5.   Section 3.03 of the Hotel Partnership Agreement, titled
"Limitations on General Partner," is hereby now described as Section 3.03-A, "Limitations on General Partner," and subparagraph (a) of
Section 3.03 is deleted in its entirety.

     6. A new section Section 3.03-B, titled "Rights of Bayport," is hereby added to the Hotel Partnership Agreement. Section 3.03-B shall read as follows:

          "Notwithstanding anything herein to the
          contrary, BAYPORT shall have the sole power and authority acting on behalf of the Partnership to sell, lease, assign, exchange, pledge, mortgage, finance, refinance or otherwise encumber, transfer or dispose of all or any portion of the Property, or any of the other properties or assets of the Partnership or any interest in any of the foregoing or enter into any amendment, modification, termination or waiver pertaining thereto, or to amend or modify the Financing Documents."

     7. Section 3.10 of the Hotel Partnership Agreement is hereby modified by deleting the Section in its entirety and inserting in lieu thereof the following:

          "The Partners recognize that BAYPORT will be treated as "Tax Matters Partner" of the Partnership pursuant to Section 6231(a)(7) of the Code. BAYPORT shall take such action as may be necessary to constitute TWC FOURTEEN a "notice partner" within the meaning of
          Section 6231(a)(8) of the Code. BAYPORT shall keep TWC FOURTEEN informed of all material matters that may come to the attention of BAYPORT in its capacity as Tax
          Matters Partner by giving TWC FOURTEEN notice thereof."

     8. Section 3.11 of the Hotel Partnership Agreement is hereby modified by adding the following to the end thereof:

          "Notwithstanding anything herein to the
          contrary, TWC FOURTEEN may be converted to a limited partner of the Partnership at any time and for any reason at the sole and absolute discretion of BAYPORT. The conversion to a limited partner shall take place within five (5) days after written notice of such conversion is received by TWC
          FOURTEEN from BAYPORT. Contemporaneous with such conversion the Partnership shall be converted from a General Partnership to a Limited Partnership. TWC FOURTEEN hereby grants to BAYPORT a power of attorney for the sole purpose of BAYPORT signing on behalf of TWC FOURTEEN any and all documents necessary to be signed by TWC FOURTEEN with respect to the conversion of TWC FOURTEEN to a limited partner. Subsequent to the conversion of TWC
          FOURTEEN to a limited partner pursuant to this section TWC FOURTEEN shall remain liable as required by law for all obligations incurred by the Hotel Partnership during the period of time that TWC FOURTEEN was a general partner thereof."

     9. Section 4.03 of the Hotel Partnership Agreement is hereby modified by adding the following as Section 4.03(c) thereof:

          "Section 4.03(c). (i) Shortfall Loans are required to be funded on a seventy-five percent (75%) and twenty-five percent (25%) ratio, respectively, by BAYPORT and TWC
          FOURTEEN pursuant to Section 4.03 of the Hotel Partnership Agreement and by BAYPORT and WILSON PARTNERS pursuant to Section 4.03 of the Office Partnership Agreement. As of
          June 18, 1987, BAYPORT has funded Shortfall
          Loans in the amount of One Million Nine
          Hundred Two Thousand Six Hundred Eighty-Five and No/100 Dollars ($1,902,685.00) while TWC
          FOURTEEN and WILSON PARTNERS have funded
          Three Hundred Eight Thousand One Hundred
          Twenty-Seven and No/100 Dollars ($308,127.00) in Shortfall Loans. The amount funded as Shortfall Loans by BAYPORT include all DW
          Advances made pursuant to the terms of the Hotel Partnership Agreement and Office
          Partnership Agreement which were converted from DW Advances to Shortfall Loans but not interest on such DW Advances.

               (ii)  In order to achieve the ratio of
          seventy-five percent to twenty-five percent
          (75%/25%) funding of Shortfall Loans as
          required prior to the effective date hereof
          TWC FOURTEEN and/or WILSON PARTNERS shall fund from its deferred fee as described in
          Section 4.03(c)(vi) hereof a Shortfall Loan to satisfy the next sum of Three Hundred
          Twenty-Six Thousand One Hundred One and
          No/100 Dollars ($326,101.00) required to be funded as a Shortfall Loan.

               (iii)  Subsequent to the funding of the
          Shortfall Loan described in Section 4.03
          (c)(ii) the next One Million Three Hundred
          Sixty-Three Thousand Five Hundred Forty and
          No/100 Dollars ($1,363,540.00) of Shortfall
          Loans required to be funded shall be paid by
          (a) TWC FOURTEEN and/or WILSON PARTNERS
          funding from its deferred fee as described in
          Section 4.03(c)(vi) hereof the sum of Three
          Hundred Forty Thousand Eight Hundred Eighty-
          Five and No/100 Dollars ($340,885.00) and (b)
          BAYPORT funding the sum of One Million
          Twenty-Two Thousand Six Hundred Fifty-Five and No/100 Dollars ($1,022,655.00).

               (iv)  All Shortfall Loan requirements
          under the Hotel Partnership Agreement and Office Partnership Agreement in excess of the amounts to be funded pursuant to Sections
          4.03(c)(ii) and (iii), hereinafter defined as "Additional Shortfall Loans," shall be the sole responsibility of BAYPORT except in the event of a material default by TWC FOURTEEN or WILSON PARTNERS under the terms of the respective Partnership Agreements as hereinafter described.

               (v)  BAYPORT, in its sole discretion,
          may fund or not fund any or all Shortfall
          Loans and Additional Shortfall Loans. Except as specifically differentiated herein the term Shortfall Loans as described in the Hotel Partnership Agreement and Office
          Partnership Agreement shall include
          Additional Shortfall Loans.

               (vi)  The total of Six Hundred Sixty-Six
          Thousand Nine Hundred Eighty-Six and No/100
          ($666,986.00) in Shortfall Loans to be paid by TWC FOURTEEN and WILSON PARTNERS pursuant to Sections 4.03(c)(ii) and (iii) shall be credited against the balance to be paid to TWC FOURTEEN, or an affiliate thereof, of the deferred fee described in Section 3.05(e) of the Hotel Partnership Agreement which sum was to be distributed pursuant to Section
          4.02(a)(ii) thereof.

               (vii)  The Adjusted Net Cash Flow, as
          herein defined, from either the Hotel
          Partnership or Office Partnership shall be distributed in accordance with the following priority after first applying such sum generated from either Partnership to pay any Operating Deficits or interest due on underlying mortgage obligations of the other
          Partnership.

                    (a)  Payment of current
               interest on the Additional
               Shortfall Loans made to the
               Partnership that  generated the
               Adjusted Net Cash Flow being
               distributed;

                    (b)  Payment of current
               interest on the Additional
               Shortfall Loans made to the other
               Partnership if not paid by
               Adjusted Net Cash Flow generated
               by the other Partnership;

                    (c)  Payment of current
               interest on the Shortfall Loans
               made to the Partnership that
               generated the Adjusted Net Cash
               Flow being distributed;

                    (d)  Payment of current
               interest on the Shortfall Loans
               made to the other Partnership if
               not paid by Adjusted Net Cash Flow
               of the other Partnership;

                    (e)  The balance of Adjusted
               Net Cash Flow shall be applied as
               follows:

                         (x)  Fifty percent
               (50%) of the remaining Adjusted
               Net Cash Flow to be disbursed as
               follows:

                              (i)  first to pay
               accrued interest and then
               principal on the Additional
               Shortfall Loans made to the
               Partnership that generated the
               Adjusted Net Cash Flow being
               distributed;

                              (ii)  first to
               pay accrued interest and then
               principal on the Additional
               Shortfall Loans made to the other
               Partnership if not paid by
               Adjusted Net Cash Flow generated
               by the other Partnership;

                              (iii)  first to
               pay accrued interest and then
               principal on the Shortfall Loans
               made to the Partnership generating
               the Adjusted Net Cash Flow being
               distributed;

                              (iv)  first to
               pay accrued interest and then
               principal on the Shortfall Loans
               made to the other Partnership if
               not paid by Adjusted Net Cash Flow
               generated by the other
               Partnership;

                         (y)  The remaining
               fifty percent (50%) of the
               Adjusted Net Cash Flow which is
               attributed to either the Hotel
               Partnership or Office Partnership
               shall be distributed in accordance
               with the terms of Section 5.02(a)
               of the respective Partnership
               Agreements or

          The term "Adjusted Net Cash Flow" shall mean for the purposes herein the Net Cash Flow without reduction for any principal or interest payments on Shortfall Loans or Additional Shortfall Loans of either
          Partnership.

               (viii)  In the event of a capital event
          which results in Adjusted Capital Proceeds as herein defined, the Adjusted Capital Proceeds shall be distributed as follows after first applying such sum generated from either
          Partnership to pay any Operating Deficits or interest due on underlying mortgage obligations of the other Partnership.

          (a)  Payment of current interest, accrued
               interest and then principal on the
               Additional Shortfall Loans made to the
               Partnership that generated the Adjusted
               Capital Proceeds being distributed;

          (b)  Payment of current interest, accrued
               interest and then principal on the
               Additional Shortfall Loans made to the
               other Partnership if not paid by
               Adjusted Capital Proceeds generated by
               the other Partnership;

          (c)  Payment of current interest, accrued
               interest and then principal on the
               Shortfall Loans made to the Partnership
               that generated the Adjusted Capital
               Proceeds being distributed;

          (d)  Payment of current interest, accrued
               interest and then principal on the
               Shortfall Loans made to the other
               Partnership if not paid by Adjusted
               Capital Proceeds of the other
               Partnership;

          (e)  The remaining Adjusted Capital Proceeds
               from both the Hotel Partnership and
               Office Partnership shall be distributed
               in accordance with the terms of Section
               5.02(b) of the Hotel Partnership
               Agreement and the Office Partnership
               Agreement.

          The term "Adjusted Capital Proceeds" shall mean for the purposes herein the Capital
          Proceeds without reduction for any principal or interest payments on Shortfall Loans or Additional Shortfall Loans.

               (ix)  BAYPORT's agreement to fund, at
          its sole discretion, one hundred percent
          (100%) of the additional capital requirements of the Hotel Partnership and Office
          Partnership by virtue of Additional Shortfall
          Loans or otherwise, as may be required or determined to be paid by BAYPORT under the terms of the Hotel Partnership Agreement or the Office Partnership Agreement, is expressly contingent upon there being no material default under the terms of the Hotel
          Partnership Agreement or Office Partnership
          Agreement by TWC FOURTEEN or WILSON PARTNERS respectively. In the event of a material default under either the Hotel Partnership
          Agreement or Office Partnership Agreement,
          BAYPORT shall have the ability to require TWC
          FOURTEEN and WILSON PARTNERS to fund its twenty-five percent (25%) share of all Additional Shortfall Loans that were advanced by BAYPORT as Additional Shortfall Loans pursuant to Section 4.03(c)(iv). In the event of such material default, notice shall have been provided to TWC FOURTEEN or WILSON
          PARTNERS, as applicable, pursuant to the terms of the Hotel Partnership Agreement and Office Partnership Agreement, and in the event that such entity has failed to cure such default within any cure period provided for thereunder, either TWC FOURTEEN or WILSON
          PARTNERS shall be required to immediately fund to BAYPORT twenty-five percent (25%) of the Additional Shortfall Loans funded by BAYPORT pursuant to Section 4.03(c)(iv).
          This funding will occur within five (5) days of receipt by TWC FOURTEEN or WILSON PARTNERS of written notice of said material default and its failure to cure such default within the applicable cure period, if applicable.

               (x)  To the extent that TWC FOURTEEN or
          WILSON PARTNERS does not fund its portion of the Additional Shortfall Loans described in
          Section 4.03(c)(ix) after a material default within the time frame as described therein, then the Partnership Interest in the Hotel
          Partnership and Office Partnership held by TWC FOURTEEN and WILSON PARTNERS, respectively, shall be reduced by one (1) percentage point for each Forty Thousand
          Dollars ($40,000.00) of Additional Shortfall
          Loans not reimbursed to BAYPORT pursuant to the terms of Section 4.03(c)(ix). BAYPORT's percentage of Partnership Interest in both the Hotel Partnership and Office Partnership shall be increased by the amount that TWC
          FOURTEEN's and WILSON PARTNER's Partnership
          Interest are diluted as described herein."

     10. Section 7.08 of the Hotel Partnership Agreement pertaining to the Buy/Sell provision is hereby modified by expressly limiting the application of such clause to BAYPORT wherein if BAYPORT desires to sell its interest or buy TWC FOURTEEN's interest in the Hotel Partnership BAYPORT may appropriately notify TWC FOURTEEN of its intention. However, TWC FOURTEEN shall not have the right to notify BAYPORT of its desire to sell its interest in the Hotel Partnership unless the Buy/Sell provision is first initiated by BAYPORT. The remaining provisions of the terms of the Buy/Sell provision once notice is so provided by BAYPORT shall apply.

     11. With respect to the Construction Cost Overrun guarantee set forth in Section 8.06 of the Hotel Partnership Agreement and
Section 8.04 of the Office Partnership Agreement such obligations shall continue to the extent that any overruns are incurred over the amount of Four Hundred Fifty-Three Thousand and No/100 Dollars ($453,000.00) which amount is to be funded by BAYPORT and/or TWC FOURTEEN as either a Shortfall Loan or Additional Shortfall Loan depending on the time period that such disbursement is made, i.e. whether such sums shall be funded pursuant to Sections 4.03(c)(ii),
(iii) or (iv). The Construction Cost Overrun guarantee shall be satisfied and TWC FOURTEEN, TWC TEN, INC. and JACK WILSON released from any further liability thereunder upon the completion of installation, construction and repair of the items described in Exhibit "A" to this Amendment.

     12. This First Amendment to the General Partnership Agreement of TWC ELEVEN, LTD., supersedes and replaces in all respects the terms, covenants and conditions set forth in that certain letter agreement of addendum dated July 6, 1987, signed by the relevant parties hereto. The parties hereto further acknowledge that except as modified herein all obligations and liabilities of the parties hereto described in the Hotel Partnership Agreement and other parties described in the Hotel Partnership Agreement remain in full force and effect.

     13. Section 9.12 of the Hotel Partnership Agreement is hereby modified by providing that the Hotel Partnership Agreement may be modified or amended solely by BAYPORT, without the consent, approval or joinder of TWC FOURTEEN other than a reduction of the Partnership Interest of TWC FOURTEEN which may only be changed as provided for herein. Such amendment shall be evidenced by a writing signed solely by BAYPORT.

     14. This First Amendment to the General Partnership Agreement of TWC ELEVEN, LTD., shall be binding on and inure to the benefit of the successors and assigns of the parties hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this document as of the date described above.

Signed, Sealed and Delivered       TWC ELEVEN, LTD., a Florida
in the Presence of:                Limited Partnership,

                              By:  TWC FOURTEEN, LTD., a
                              Florida Limited Partnership,

                                   /s/Jack Wilson
                              By: _________________________
                                  Jack Wilson, General
                                  Partner

                              By: TWC ELEVEN, INC., a
                                    Florida Corporation, a
                                    General Partner

                                  /s/Jack Wilson
                              By: ___________________________
                                  Jack Wilson, President


Signed, Sealed and Delivered       BAYPORT, LTD., a Florida
in the Presence of:                General Partnership,

                              By:  LIBERTY STREET/BAYPORT,
                                     LTD., General Partner


                              By: ____________________________
                                  General Partner